UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Wintrust Financial Coproration
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Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting of

WINTRUST FINANCIAL CORPORATION

To Be Held On:

May 28, 2020 at 9:00 a.m. (Central Time)

The Company is hosting the Annual Meeting virtually via live audio webcast.

To attend the Annual Meeting, please visit https://web.lumiagm.com/212949112 and enter win2020 as the meeting password.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 18, 2020.

Please visit https://materials.proxyvote.com/97650W, where the following materials are available for view:

- Notice of Annual Meeting of Shareholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K
- Annual Letter to Shareholders

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)**

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: *Before the Meeting:* To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

During the Meeting: Go to https://web.lumiagm.com/212949112. Log in with password "win2020" and the Control Number printed on this notice.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors
   - Peter D. Crist
   - Bruce K. Crowther
   - William J. Doyle
   - Marla F. Glabe
   - H. Patrick Hackett, Jr.
   - Scott K. Heitmann
   - Deborah L. Hall Lefevre
   - Christopher J. Perry
   - Ingrid S. Stafford
   - Gary D. "Joe" Sweeney
   - Karin Gustafson Teglia
   - Alex E. Washington, III
   - Edward J. Wehmer

This is not a ballot. Please note that you cannot use this notice to vote by mail.

2. Proposal to approve, on an advisory (non-binding) basis, the Company's executive compensation as described in the 2020 Proxy Statement.
3. Proposal to ratify the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year 2020.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS, AND "FOR" PROPOSALS 2 AND 3.